Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of June 30, 2013

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2013	2012	Change	2013	2012	Change

Gross premiums written	$1,040,738	$1,051,813	(1.1)%	$2,204,437	$2,118,469	4.1%
Net premiums written	810,535	820,233	(1.2)%	1,763,311	1,683,844	4.7%
Net premiums earned	758,816	726,656	4.4%	1,511,586	1,406,968	7.4%
Underwriting income	96,029	93,723	2.5%	212,427	160,916	32.0%

Net investment income	$68,369	$73,608	(7.1)%	$134,041	$147,905	(9.4)%
Per diluted share	0.50	0.53	(5.7)%	0.99	1.07	(7.5)%

Net income available to common shareholders	$171,455	$202,007	(15.1)%	$422,447	$359,802	17.4%
Per diluted share	1.26	1.46	(13.7)%	3.11	2.61	19.2%

After-tax operating income available to common shareholders (1)	$135,021	$141,400	(4.5)%	$293,769	$255,060	15.2%
Per diluted share	0.99	1.02	(2.9)%	2.17	1.85	17.3%

Comprehensive income	$(101,946)	$178,897	(157.0)%	$97,076	$423,698	(77.1)%

Cash flow from operations	$182,695	$252,447	(27.6)%	$388,354	$397,268	(2.2)%

Diluted weighted average common shares and common share equivalents outstanding	135,849,050	138,211,736	(1.7)%	135,624,226	138,017,490	(1.7)%

			% Point Change			% Point Change
Underwriting ratios:
Loss ratio	55.2%	55.0%	0.2	54.1%	56.5%	(2.4)
Acquisition expense ratio	17.3%	17.6%	(0.3)	17.1%	17.5%	(0.4)
Other operating expense ratio	14.9%	14.6%	0.3	14.8%	14.6%	0.2
Combined ratio	87.4%	87.2%	0.2	86.0%	88.6%	(2.6)

Financial measures:
Change in book value per common share during period	(2.3)%	3.4%	(5.7)	1.7%	8.5%	(6.8)

Annualized operating return on average common equity	10.9%	12.3%	(1.4)	12.0%	11.4%	0.6

Total return on investments (2)
Including effects of foreign exchange	(1.59)%	0.63%	-222 bps	(1.11)%	2.53%	-364 bps
Excluding effects of foreign exchange	(1.56)%	1.04%	-260 bps	(0.57)%	2.66%	-323 bps

(1)	See Comments on Regulation G.

(2)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Gross premiums written	$1,040,738	$1,163,699	$813,928	$936,764	$1,051,813	$1,066,656	$2,204,437	$2,118,469
Net premiums written	810,535	952,776	613,142	755,249	820,233	863,611	1,763,311	1,683,844

Net premiums earned	$758,816	$752,770	$779,481	$748,691	$726,656	$680,312	$1,511,586	$1,406,968
Fee income	902	538	5,664	1,077	806	543	1,440	1,349
Losses and loss adjustment expenses	(418,653)	(399,403)	(622,506)	(443,871)	(399,693)	(395,207)	(818,056)	(794,900)
Acquisition expenses, net	(131,677)	(127,592)	(133,568)	(128,065)	(128,289)	(118,962)	(259,269)	(247,251)
Other operating expenses	(113,359)	(109,915)	(120,405)	(104,380)	(105,757)	(99,493)	(223,274)	(205,250)
Underwriting income (loss)	96,029	116,398	(91,334)	73,452	93,723	67,193	212,427	160,916
Net investment income	68,369	65,672	73,769	73,221	73,608	74,297	134,041	147,905
Net realized gains	12,652	58,340	54,849	60,391	34,867	44,121	70,992	78,988
Net impairment losses recognized in earnings	(724)	(2,246)	(6,035)	(2,379)	(1,951)	(1,023)	(2,970)	(2,974)
Equity in net income of investment funds accounted for using the equity method	10,941	13,823	16,567	24,330	7,787	24,826	24,764	32,613
Other income (loss)	834	1,244	(4,189)	(532)	695	(8,068)	2,078	(7,373)
Other expenses	(14,049)	(10,268)	(7,346)	(9,049)	(11,944)	(6,979)	(24,317)	(18,923)
Interest expense	(5,852)	(5,898)	(6,187)	(7,378)	(7,439)	(7,521)	(11,750)	(14,960)
Net foreign exchange gains (losses)	13,811	24,264	(22,997)	(16,959)	31,689	(20,688)	38,075	11,001
Income before income taxes	182,011	261,329	7,097	195,097	221,035	166,158	443,340	387,193
Income tax (expense) benefit	(5,071)	(4,853)	12,120	(5,441)	(767)	(1,902)	(9,924)	(2,669)
Net income	176,940	256,476	19,217	189,656	220,268	164,256	433,416	384,524
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(7,649)	(6,461)	(10,969)	(14,110)
Loss on repurchase of preferred shares	—	—	—	—	(10,612)	—	—	(10,612)
Net income available to common shareholders	$171,455	$250,992	$13,732	$184,172	$202,007	$157,795	$422,447	$359,802

Underwriting Ratios
Loss ratio	55.2%	53.1%	79.9%	59.3%	55.0%	58.1%	54.1%	56.5%
Acquisition expense ratio	17.3%	16.9%	17.1%	17.0%	17.6%	17.4%	17.1%	17.5%
Other operating expense ratio	14.9%	14.6%	15.4%	13.9%	14.6%	14.6%	14.8%	14.6%
Combined ratio	87.4%	84.6%	112.4%	90.2%	87.2%	90.1%	86.0%	88.6%

Net premiums written to gross premiums written	77.9%	81.9%	75.3%	80.6%	78.0%	81.0%	80.0%	79.5%

Net income per common share
Basic	$1.31	$1.92	$0.10	$1.36	$1.50	$1.18	$3.22	$2.68
Diluted	$1.26	$1.85	$0.10	$1.33	$1.46	$1.14	$3.11	$2.61

Weighted average common shares and common share equivalents outstanding
Basic	131,377,274	130,907,902	134,229,078	135,067,360	134,529,129	133,954,623	131,143,885	134,241,876
Diluted	135,849,050	135,409,288	138,270,853	138,696,934	138,211,736	137,814,906	135,624,226	138,017,490

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,570,583	$9,890,425	$9,839,988	$9,944,186	$9,556,326	$9,221,145
Short-term investments available for sale, at fair value	1,091,032	943,414	722,121	845,158	1,087,910	1,112,249
Investment of funds received under securities lending, at fair value	41,062	84,315	42,531	26,279	66,424	41,867
Equity securities available for sale, at fair value	438,038	342,091	312,749	312,371	260,864	318,181
Other investments available for sale, at fair value	569,407	585,277	549,280	477,857	381,576	357,992
Investments accounted for using the fair value option	1,065,684	902,230	917,466	698,068	496,843	500,283
TALF investments, at fair value	—	—	—	270,206	307,453	313,187
Investments accounted for using the equity method	208,796	219,674	307,105	339,587	331,601	347,273
Total investments	12,984,602	12,967,426	12,691,240	12,913,712	12,488,997	12,212,177
Cash	375,119	356,767	371,041	422,440	355,392	422,806
Accrued investment income	68,413	65,023	71,748	68,069	72,095	65,643
Investment in joint venture	108,710	108,038	107,284	109,363	109,240	107,866
Fixed maturities and short-term investments pledged under securities lending, at fair value	47,763	90,801	50,848	34,769	74,032	50,813
Premiums receivable	876,989	870,575	688,873	773,172	834,116	700,137
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,849,891	1,846,064	1,870,037	1,733,830	1,849,191	1,849,603
Contractholder receivables	947,887	908,034	865,728	849,352	787,389	762,031
Prepaid reinsurance premiums	330,854	301,736	298,484	302,513	313,264	261,619
Deferred acquisition costs, net	313,010	306,505	262,822	279,171	272,736	261,467
Receivable for securities sold	447,545	395,958	19,248	894,318	821,527	621,560
Other assets	566,900	540,134	519,409	509,048	518,744	497,061
Total Assets	$18,917,683	$18,757,061	$17,816,762	$18,889,757	$18,496,723	$17,812,783
Liabilities
Reserve for losses and loss adjustment expenses	$8,808,594	$8,835,710	$8,933,292	$8,562,328	$8,546,350	$8,511,323
Unearned premiums	1,921,849	1,841,870	1,647,978	1,815,524	1,815,135	1,595,712
Reinsurance balances payable	210,113	204,233	188,546	172,016	184,763	137,791
Contractholder payables	947,887	908,034	865,728	849,352	787,389	762,031
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000
TALF borrowings, at fair value	—	—	—	185,223	235,818	239,551
Securities lending payable	49,135	93,375	52,356	35,707	76,383	52,224
Payable for securities purchased	853,156	594,521	37,788	1,012,060	927,962	742,995
Other liabilities	492,631	543,788	522,196	508,753	502,607	531,700
Total Liabilities	13,683,365	13,421,531	12,647,884	13,540,963	13,476,407	12,973,327
Commitments and Contingencies
Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	564	561	561	556	556	552
Additional paid-in capital	272,955	242,492	227,778	211,219	197,625	170,694
Retained earnings	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450
Accumulated other comprehensive income, net of deferred income tax	(49,322)	229,563	287,017	324,132	193,097	234,468
Common shares held in treasury, at cost	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)
Total Shareholders’ Equity	5,234,318	5,335,530	5,168,878	5,348,794	5,020,316	4,839,456
Total Liabilities and Shareholders’ Equity	$18,917,683	$18,757,061	$17,816,762	$18,889,757	$18,496,723	$17,812,783

Common shares outstanding, net of treasury shares	133,416,419	133,063,225	133,842,613	136,540,178	136,291,652	135,441,687
Book value per common share (1)	$36.80	$37.66	$36.19	$36.79	$34.45	$33.33

(1)    Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Comprehensive Income

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Comprehensive Income
Net income	$176,940	$256,476	$19,217	$189,656	$220,268	$164,256	$433,416	$384,524
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	(259,562)	9,471	(2,938)	164,733	18,060	94,863	(250,091)	112,923
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	(2)	(11)	(265)	(503)	(8)	(2)	(511)
Reclassification of net realized gains, net of income taxes, included in net income	(13,916)	(38,701)	(39,897)	(47,411)	(43,792)	(27,511)	(52,617)	(71,303)
Foreign currency translation adjustments	(5,408)	(28,222)	5,731	13,978	(15,136)	13,201	(33,630)	(1,935)
Other comprehensive income (loss)	(278,886)	(57,454)	(37,115)	131,035	(41,371)	80,545	(336,340)	39,174
Comprehensive Income (Loss)	$(101,946)	$199,022	$(17,898)	$320,691	$178,897	$244,801	$97,076	$423,698

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	—	—	—	325,000	—	—	325,000
Shares repurchased - Series A and B	—	—	—	—	(325,000)	—	—	(325,000)
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	561	561	556	556	552	549	561	549
Common shares issued, net	3	—	5	—	4	3	3	7
Balance at end of period	564	561	561	556	556	552	564	556

Additional Paid-in Capital
Balance at beginning of period	242,492	227,778	211,219	197,625	170,694	161,419	227,778	161,419
Common shares issued, net	5,362	—	2,262	8	4,556	(3)	5,362	4,553
Issue costs on Series C preferred shares	—	—	—	—	(9,398)	—	—	(9,398)
Reversal of issue costs on repurchase of preferred shares	—	—	—	—	10,612	—	—	10,612
Exercise of stock options	2,929	3,093	6,599	2,797	2,971	1,851	6,022	4,822
Amortization of share-based compensation	19,923	11,543	7,644	10,729	16,519	7,411	31,466	23,930
Other	2,249	78	54	60	1,671	16	2,327	1,687
Balance at end of period	272,955	242,492	227,778	211,219	197,625	170,694	272,955	197,625

Retained Earnings
Balance at beginning of period	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450	4,796,655	5,354,361	4,796,655
Net income	176,940	256,476	19,217	189,656	220,268	164,256	433,416	384,524
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(7,649)	(6,461)	(10,969)	(14,110)
Loss on repurchase of preferred shares	—	—	—	—	(10,612)	—	—	(10,612)
Balance at end of period	5,776,808	5,605,353	5,354,361	5,340,629	5,156,457	4,954,450	5,776,808	5,156,457

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	229,563	287,017	324,132	193,097	234,468	153,923	287,017	153,923
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	(273,478)	(29,230)	(42,835)	117,322	(25,732)	67,352	(302,708)	41,620
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	—	(2)	(11)	(265)	(503)	(8)	(2)	(511)
Foreign currency translation adjustments, net of deferred income tax	(5,407)	(28,222)	5,731	13,978	(15,136)	13,201	(33,629)	(1,935)
Balance at end of period	(49,322)	229,563	287,017	324,132	193,097	234,468	(49,322)	193,097

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)	(845,472)	(1,025,839)	(845,472)
Shares repurchased for treasury	(24,248)	(41,600)	(173,097)	(323)	(6,711)	(236)	(65,848)	(6,947)
Balance at end of period	(1,091,687)	(1,067,439)	(1,025,839)	(852,742)	(852,419)	(845,708)	(1,091,687)	(852,419)

Total Shareholders’ Equity	$5,234,318	$5,335,530	$5,168,878	$5,348,794	$5,020,316	$4,839,456	$5,234,318	$5,020,316

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012
Operating Activities
Net income	$176,940	$256,476	$19,217	$189,656	$220,268	$164,256	$433,416	$384,524
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(14,107)	(59,504)	(56,844)	(61,950)	(36,681)	(44,072)	(73,611)	(80,753)
Net impairment losses included in earnings	724	2,246	6,035	2,379	1,951	1,023	2,970	2,974
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	14,441	23,052	(6,315)	(19,177)	(6,111)	(12,030)	37,493	(18,141)
Share-based compensation	19,923	11,543	7,644	10,729	16,519	7,411	31,466	23,930
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	(10,981)	(22,182)	215,885	72,346	68,327	39,343	(33,163)	107,670
Unearned premiums, net of prepaid reinsurance premiums	51,720	200,004	(166,338)	6,556	95,142	181,735	251,724	276,877
Premiums receivable	(6,230)	(198,814)	84,474	68,881	(83,633)	(190,102)	(205,044)	(273,735)
Deferred acquisition costs, net	(6,812)	(45,159)	16,851	(5,832)	(13,121)	(32,269)	(51,971)	(45,390)
Reinsurance balances payable	6,902	17,365	23,569	(17,958)	40,310	(3,181)	24,267	37,129
Other liabilities	(50,792)	23,811	19,385	24,190	(12,660)	10,134	(26,981)	(2,526)
Other items, net	967	(3,179)	26,089	64,863	(37,864)	22,573	(2,212)	(15,291)
Net Cash Provided By Operating Activities	182,695	205,659	189,652	334,683	252,447	144,821	388,354	397,268
Investing Activities
Purchases of fixed maturity investments	(4,629,377)	(3,970,320)	(4,898,519)	(5,123,575)	(3,952,868)	(3,593,630)	(8,599,697)	(7,546,498)
Purchases of equity securities	(208,970)	(63,353)	(53,078)	(105,618)	(76,500)	(33,803)	(272,323)	(110,303)
Purchases of other investments	(398,473)	(250,442)	(299,741)	(314,065)	(147,076)	(239,167)	(648,915)	(386,243)
Sales of fixed maturity investments	4,672,003	3,796,638	4,843,768	4,635,352	3,258,254	3,628,932	8,468,641	6,887,186
Sales of equity securities	112,699	81,513	49,200	65,932	122,625	75,860	194,212	198,485
Sales of other investments	226,424	280,010	114,537	112,129	105,815	111,149	506,434	216,964
Proceeds from redemptions and maturities of fixed maturities	243,226	181,727	248,514	268,288	337,132	261,660	424,953	598,792
Net (purchases) sales of short-term investments	(153,702)	(221,444)	113,780	246,746	32,837	(207,444)	(375,146)	(174,607)
Change in investment of securities lending collateral	44,240	(41,019)	(16,650)	40,677	(24,159)	6,322	3,221	(17,837)
Purchase of business, net of cash acquired	—	—	—	—	28,948	—	—	28,948
Purchases of furniture, equipment and other	(3,350)	(3,742)	(4,638)	(3,686)	(3,710)	(6,498)	(7,092)	(10,208)
Net Cash Provided By (Used For) Investing Activities	(95,280)	(210,432)	97,173	(177,820)	(318,702)	3,381	(305,712)	(315,321)
Financing Activities
Proceeds from issuance of Series C preferred shares, net	—	—	—	(26)	315,789	—	—	315,789
Repurchase of Series A and B preferred shares	—	—	—	—	(325,000)	—	—	(325,000)
Purchases of common shares under share repurchase program	(15,499)	(40,964)	(172,056)	—	—	—	(56,463)	—
Proceeds from common shares issued, net	(1,797)	1,280	5,429	1,256	(432)	780	(517)	348
Repayments of borrowings	—	—	(186,291)	(50,804)	(3,910)	(69,863)	—	(73,773)
Change in securities lending collateral	(44,240)	41,019	16,650	(40,677)	24,159	(6,322)	(3,221)	17,837
Other	3,958	1,084	2,185	1,015	2,876	588	5,042	3,464
Preferred dividends paid	(5,485)	(5,484)	(5,484)	(5,485)	(10,951)	(6,461)	(10,969)	(17,412)
Net Cash Provided By (Used For) Financing Activities	(63,063)	(3,065)	(339,567)	(94,721)	2,531	(81,278)	(66,128)	(78,747)
Effects of exchange rate changes on foreign currency cash	(6,000)	(6,436)	1,343	4,906	(3,690)	4,183	(12,436)	493
Increase (decrease) in cash	18,352	(14,274)	(51,399)	67,048	(67,414)	71,107	4,078	3,693
Cash beginning of period	356,767	371,041	422,440	355,392	422,806	351,699	371,041	351,699
Cash end of period	$375,119	$356,767	$371,041	$422,440	$355,392	$422,806	$375,119	$355,392
Income taxes paid (received), net	$3,512	$1,304	$(5,917)	$(220)	$1,548	$2,788	$4,816	$4,336
Interest paid	$11,369	$414	$11,882	$2,202	$12,843	$2,206	$11,783	$15,049

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Three Months Ended June 30, 2013 and 2012

(U.S. Dollars in thousands)	Three Months Ended			Three Months Ended
	June 30, 2013			June 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$703,904	$337,642	$1,040,738	$676,090	$376,981	$1,051,813
Net premiums written	501,568	308,967	810,535	464,584	355,649	820,233

Net premiums earned	$458,656	$300,160	$758,816	$446,594	$280,062	$726,656
Fee income	529	373	902	628	178	806
Losses and loss adjustment expenses	(291,192)	(127,461)	(418,653)	(290,416)	(109,277)	(399,693)
Acquisition expenses, net	(74,249)	(57,428)	(131,677)	(76,058)	(52,231)	(128,289)
Other operating expenses	(80,167)	(33,192)	(113,359)	(76,617)	(29,140)	(105,757)
Underwriting income	$13,577	$82,452	96,029	$4,131	$89,592	93,723

Net investment income			68,369			73,608
Net realized gains			12,652			34,867
Net impairment losses recognized in earnings			(724)			(1,951)
Equity in net income of investment funds accounted for using the equity method			10,941			7,787
Other income			834			695
Other expenses			(14,049)			(11,944)
Interest expense			(5,852)			(7,439)
Net foreign exchange gains			13,811			31,689
Income before income taxes			182,011			221,035
Income tax expense			(5,071)			(767)

Net income			176,940			220,268
Preferred dividends			(5,485)			(7,649)
Loss on repurchase of preferred shares			—			(10,612)
Net income available to common shareholders			$171,455			$202,007

Underwriting Ratios
Loss ratio	63.5%	42.5%	55.2%	65.0%	39.0%	55.0%
Acquisition expense ratio (2)	16.1%	19.1%	17.3%	16.9%	18.6%	17.6%
Other operating expense ratio	17.5%	11.1%	14.9%	17.2%	10.4%	14.6%
Combined ratio	97.1%	72.7%	87.4%	99.1%	68.0%	87.2%

Net premiums written to gross premiums written	71.3%	91.5%	77.9%	68.7%	94.3%	78.0%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Six Months Ended June 30, 2013 and 2012

(U.S. Dollars in thousands)	Six Months Ended			Six Months Ended
	June 30, 2013			June 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$1,392,721	$813,847	$2,204,437	$1,364,203	$756,957	$2,118,469
Net premiums written	1,006,118	757,193	1,763,311	955,264	728,580	1,683,844

Net premiums earned	$903,621	$607,965	$1,511,586	$888,334	$518,634	$1,406,968
Fee income	1,054	386	1,440	1,158	191	1,349
Losses and loss adjustment expenses	(574,659)	(243,397)	(818,056)	(593,580)	(201,320)	(794,900)
Acquisition expenses, net	(145,007)	(114,262)	(259,269)	(149,928)	(97,323)	(247,251)
Other operating expenses	(156,482)	(66,792)	(223,274)	(149,987)	(55,263)	(205,250)
Underwriting income (loss)	$28,527	$183,900	212,427	$(4,003)	$164,919	160,916

Net investment income			134,041			147,905
Net realized gains			70,992			78,988
Net impairment losses recognized in earnings			(2,970)			(2,974)
Equity in net income of investment funds accounted for using the equity method			24,764			32,613
Other income (loss)			2,078			(7,373)
Other expenses			(24,317)			(18,923)
Interest expense			(11,750)			(14,960)
Net foreign exchange gains			38,075			11,001
Income before income taxes			443,340			387,193
Income tax expense			(9,924)			(2,669)

Net income			433,416			384,524
Preferred dividends			(10,969)			(14,110)
Loss on repurchase of preferred shares			—			(10,612)
Net income available to common shareholders			$422,447			$359,802

Underwriting Ratios
Loss ratio	63.6%	40.0%	54.1%	66.8%	38.8%	56.5%
Acquisition expense ratio (2)	15.9%	18.8%	17.1%	16.7%	18.8%	17.5%
Other operating expense ratio	17.3%	11.0%	14.8%	16.9%	10.7%	14.6%
Combined ratio	96.8%	69.8%	86.0%	100.4%	68.3%	88.6%

Net premiums written to gross premiums written	72.2%	93.0%	80.0%	70.0%	96.3%	79.5%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$122,981	24.5	$92,998	20.0	$223,496	22.2	$174,614	18.3
Property, energy, marine and aviation	81,675	16.3	86,390	18.6	165,286	16.4	166,209	17.4
Executive assurance	43,721	8.7	60,205	13.0	104,073	10.3	128,583	13.5
Professional liability	66,148	13.2	65,198	14.0	121,922	12.1	135,759	14.2
National accounts	13,642	2.7	4,961	1.1	58,758	5.8	40,399	4.2
Construction	55,418	11.0	49,784	10.7	97,630	9.7	83,437	8.7
Casualty	26,237	5.2	30,638	6.6	50,032	5.0	57,611	6.0
Lenders products	22,840	4.6	20,477	4.4	44,513	4.4	42,892	4.5
Travel and accident	16,758	3.3	20,294	4.4	33,215	3.3	43,130	4.5
Surety	17,501	3.5	12,723	2.7	32,757	3.3	24,857	2.6
Healthcare	10,374	2.1	7,959	1.7	20,020	2.0	18,594	1.9
Other (1)	24,273	4.9	12,957	2.8	54,416	5.5	39,179	4.2
Total	$501,568	100.0	$464,584	100.0	$1,006,118	100.0	$955,264	100.0
Net premiums earned
Programs	$99,721	21.7	$80,589	18.0	$189,644	21.0	$154,587	17.4
Property, energy, marine and aviation	71,978	15.7	77,590	17.4	149,983	16.6	156,084	17.6
Executive assurance	55,540	12.1	60,856	13.6	113,694	12.6	119,622	13.5
Professional liability	59,397	13.0	68,017	15.2	118,054	13.1	131,273	14.8
National accounts	23,942	5.2	18,415	4.1	45,585	5.0	37,551	4.2
Construction	37,251	8.1	31,692	7.1	72,490	8.0	63,500	7.1
Casualty	24,461	5.3	28,102	6.3	50,284	5.6	57,167	6.4
Lenders products	20,855	4.5	21,411	4.8	41,812	4.6	53,564	6.0
Travel and accident	17,893	3.9	20,661	4.6	30,798	3.4	37,374	4.2
Surety	14,306	3.1	10,798	2.4	27,489	3.0	21,358	2.4
Healthcare	9,442	2.1	9,077	2.0	18,449	2.0	17,975	2.0
Other (1)	23,870	5.3	19,386	4.5	45,339	5.1	38,279	4.4
Total	$458,656	100.0	$446,594	100.0	$903,621	100.0	$888,334	100.0
Net premiums written by client location
United States	$400,183	79.8	$345,730	74.4	$770,861	76.6	$680,283	71.2
Europe	43,087	8.6	55,586	12.0	134,826	13.4	163,217	17.1
Asia and Pacific	31,349	6.3	31,067	6.7	52,431	5.2	60,791	6.4
Other	26,949	5.3	32,201	6.9	48,000	4.8	50,973	5.3
Total	$501,568	100.0	$464,584	100.0	$1,006,118	100.0	$955,264	100.0
Net premiums written by underwriting location
United States	$382,082	76.2	$324,438	69.8	$740,374	73.6	$645,997	67.6
Europe	93,413	18.6	108,888	23.4	222,944	22.2	261,503	27.4
Other	26,073	5.2	31,258	6.8	42,800	4.2	47,764	5.0
Total	$501,568	100.0	$464,584	100.0	$1,006,118	100.0	$955,264	100.0

(1)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Gross premiums written	$703,904	$688,817	$571,157	$658,599	$676,090	$688,113	$1,392,721	$1,364,203
Net premiums written	501,568	504,550	386,714	483,356	464,584	490,680	1,006,118	955,264

Net premiums earned	$458,656	$444,965	$455,668	$456,341	$446,594	$441,740	$903,621	$888,334
Fee income	529	525	532	645	628	530	1,054	1,158
Losses and loss adjustment expenses	(291,192)	(283,467)	(383,106)	(307,155)	(290,416)	(303,164)	(574,659)	(593,580)
Acquisition expenses, net	(74,249)	(70,758)	(75,392)	(73,663)	(76,058)	(73,870)	(145,007)	(149,928)
Other operating expenses	(80,167)	(76,315)	(82,123)	(75,379)	(76,617)	(73,370)	(156,482)	(149,987)
Underwriting income (loss)	$13,577	$14,950	$(84,421)	$789	$4,131	$(8,134)	$28,527	$(4,003)
Underwriting Ratios
Loss ratio	63.5%	63.7%	84.1%	67.3%	65.0%	68.6%	63.6%	66.8%
Acquisition expense ratio (1)	16.1%	15.8%	16.4%	16.0%	16.9%	16.6%	15.9%	16.7%
Other operating expense ratio	17.5%	17.2%	18.0%	16.5%	17.2%	16.6%	17.3%	16.9%
Combined ratio	97.1%	96.7%	118.5%	99.8%	99.1%	101.8%	96.8%	100.4%
Net premiums written
Programs	$122,981	$100,515	$80,201	$98,052	$92,998	$81,616	$223,496	$174,614
Property, energy, marine and aviation	81,675	83,611	36,215	92,266	86,390	79,819	165,286	166,209
Executive assurance	43,721	60,352	59,262	63,059	60,205	68,378	104,073	128,583
Professional liability	66,148	55,774	56,023	68,923	65,198	70,561	121,922	135,759
National accounts	13,642	45,116	18,047	22,483	4,961	35,438	58,758	40,399
Construction	55,418	42,212	23,283	23,481	49,784	33,653	97,630	83,437
Casualty	26,237	23,795	31,034	23,662	30,638	26,973	50,032	57,611
Lenders products	22,840	21,673	23,838	20,257	20,477	22,415	44,513	42,892
Travel and accident	16,758	16,457	15,342	22,017	20,294	22,836	33,215	43,130
Surety	17,501	15,256	13,456	14,958	12,723	12,134	32,757	24,857
Healthcare	10,374	9,646	9,498	8,722	7,959	10,635	20,020	18,594
Other (2)	24,273	30,143	20,515	25,476	12,957	26,222	54,416	39,179
Total	$501,568	$504,550	$386,714	$483,356	$464,584	$490,680	$1,006,118	$955,264
Net premiums earned
Programs	$99,721	$89,923	$87,815	$83,978	$80,589	$73,998	$189,644	$154,587
Property, energy, marine and aviation	71,978	78,005	79,135	77,862	77,590	78,494	149,983	156,084
Executive assurance	55,540	58,154	60,570	61,599	60,856	58,766	113,694	119,622
Professional liability	59,397	58,657	60,829	66,299	68,017	63,256	118,054	131,273
National accounts	23,942	21,643	20,301	21,919	18,415	19,136	45,585	37,551
Construction	37,251	35,239	33,537	32,409	31,692	31,808	72,490	63,500
Casualty	24,461	25,823	29,255	27,175	28,102	29,065	50,284	57,167
Lenders products	20,855	20,957	22,003	20,271	21,411	32,153	41,812	53,564
Travel and accident	17,893	12,905	18,850	21,826	20,661	16,713	30,798	37,374
Surety	14,306	13,183	13,301	12,643	10,798	10,560	27,489	21,358
Healthcare	9,442	9,007	9,239	9,565	9,077	8,898	18,449	17,975
Other (2)	23,870	21,469	20,833	20,795	19,386	18,893	45,339	38,279
Total	$458,656	$444,965	$455,668	$456,341	$446,594	$441,740	$903,621	$888,334

(1)     The acquisition expense ratio is adjusted to include certain fee income.
(2)     Includes alternative markets, contract binding, accident and health and excess workers’ compensation business.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2013		2012		2013		2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Other specialty (1)	$61,480	19.9	$73,590	20.7	$192,817	25.5	$168,873	23.2
Casualty (2)	51,502	16.7	42,373	11.9	148,747	19.6	126,512	17.4
Property excluding property catastrophe (3)	62,938	20.4	65,734	18.5	151,998	20.1	141,227	19.4
Property catastrophe	99,874	32.3	129,224	36.3	177,016	23.4	215,798	29.6
Marine and aviation	14,319	4.6	18,842	5.3	37,461	4.9	44,459	6.1
Other (4)	18,854	6.1	25,886	7.3	49,154	6.5	31,711	4.3
Total	$308,967	100.0	$355,649	100.0	$757,193	100.0	$728,580	100.0
Net premiums earned
Other specialty (1)	$79,508	26.5	$79,855	28.5	$169,101	27.8	$126,052	24.3
Casualty (2)	54,922	18.3	46,917	16.8	109,927	18.1	92,811	17.9
Property excluding property catastrophe (3)	66,980	22.3	58,720	21.0	131,882	21.7	120,352	23.2
Property catastrophe	63,332	21.1	68,992	24.6	127,565	21.0	130,855	25.2
Marine and aviation	20,392	6.8	19,200	6.9	40,496	6.7	40,649	7.8
Other (4)	15,026	5.0	6,378	2.2	28,994	4.7	7,915	1.6
Total	$300,160	100.0	$280,062	100.0	$607,965	100.0	$518,634	100.0
Net premiums written
Pro rata	$115,105	37.3	$144,133	40.5	$302,956	40.0	$268,879	36.9
Excess of loss	193,862	62.7	211,516	59.5	454,237	60.0	459,701	63.1
Total	$308,967	100.0	$355,649	100.0	$757,193	100.0	$728,580	100.0
Net premiums earned
Pro rata	$141,625	47.2	$124,941	44.6	$295,806	48.7	$224,866	43.4
Excess of loss	158,535	52.8	155,121	55.4	312,159	51.3	293,768	56.6
Total	$300,160	100.0	$280,062	100.0	$607,965	100.0	$518,634	100.0
Net premiums written by client location
United States	$171,430	55.5	$218,624	61.5	$397,957	52.6	$392,624	53.9
Europe	41,048	13.3	74,762	21.0	209,821	27.7	215,120	29.5
Asia and Pacific	34,111	11.0	34,109	9.6	54,797	7.2	48,013	6.6
Bermuda	43,782	14.2	4,597	1.3	48,983	6.5	34,197	4.7
Other	18,596	6.0	23,557	6.6	45,635	6.0	38,626	5.3
Total	$308,967	100.0	$355,649	100.0	$757,193	100.0	$728,580	100.0
Net premiums written by underwriting location
Bermuda	$149,309	48.3	$217,283	61.1	$311,696	41.2	$373,239	51.2
United States	99,327	32.1	82,786	23.3	252,920	33.4	212,245	29.1
Ireland	52,102	16.9	51,203	14.4	173,398	22.9	129,672	17.8
Other	8,229	2.7	4,377	1.2	19,179	2.5	13,424	1.9
Total	$308,967	100.0	$355,649	100.0	$757,193	100.0	$728,580	100.0

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

Gross premiums written	$337,642	$476,205	$245,292	$279,751	$376,981	$379,976	$813,847	$756,957
Net premiums written	308,967	448,226	226,428	271,893	355,649	372,931	757,193	728,580

Net premiums earned	$300,160	$307,805	$323,813	$292,350	$280,062	$238,572	$607,965	$518,634
Fee income	373	13	5,132	432	178	13	386	191
Losses and loss adjustment expenses	(127,461)	(115,936)	(239,400)	(136,716)	(109,277)	(92,043)	(243,397)	(201,320)
Acquisition expenses, net	(57,428)	(56,834)	(58,176)	(54,402)	(52,231)	(45,092)	(114,262)	(97,323)
Other operating expenses	(33,192)	(33,600)	(38,282)	(29,001)	(29,140)	(26,123)	(66,792)	(55,263)
Underwriting income (loss)	$82,452	$101,448	$(6,913)	$72,663	$89,592	$75,327	$183,900	$164,919
Underwriting Ratios
Loss ratio	42.5%	37.7%	73.9%	46.8%	39.0%	38.6%	40.0%	38.8%
Acquisition expense ratio	19.1%	18.5%	18.0%	18.6%	18.6%	18.9%	18.8%	18.8%
Other operating expense ratio	11.1%	10.9%	11.8%	9.9%	10.4%	10.9%	11.0%	10.7%
Combined ratio	72.7%	67.1%	103.7%	75.3%	68.0%	68.4%	69.8%	68.3%
Net premiums written
Other specialty (1)	$61,480	$131,337	$67,377	$71,854	$73,590	$95,283	$192,817	$168,873
Casualty (2)	51,502	97,245	42,582	36,831	42,373	84,139	148,747	126,512
Property excluding property catastrophe (3)	62,938	89,060	55,929	68,627	65,734	75,493	151,998	141,227
Property catastrophe	99,874	77,142	17,683	50,196	129,224	86,574	177,016	215,798
Marine and aviation	14,319	23,142	21,038	19,152	18,842	25,617	37,461	44,459
Other (4)	18,854	30,300	21,819	25,233	25,886	5,825	49,154	31,711
Total	$308,967	$448,226	$226,428	$271,893	$355,649	$372,931	$757,193	$728,580
Net premiums earned
Other specialty (1)	$79,508	$89,593	$94,479	$88,570	$79,855	$46,197	$169,101	$126,052
Casualty (2)	54,922	55,005	48,723	47,429	46,917	45,894	109,927	92,811
Property excluding property catastrophe (3)	66,980	64,902	70,414	63,572	58,720	61,632	131,882	120,352
Property catastrophe	63,332	64,233	80,271	69,059	68,992	61,863	127,565	130,855
Marine and aviation	20,392	20,104	18,643	16,853	19,200	21,449	40,496	40,649
Other (4)	15,026	13,968	11,283	6,867	6,378	1,537	28,994	7,915
Total	$300,160	$307,805	$323,813	$292,350	$280,062	$238,572	$607,965	$518,634

(1)     Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.
(2)     Includes professional liability, executive assurance and healthcare business.
(3)     Includes facultative business.
(4)     Includes mortgage, life, casualty clash and other.

15

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2013		2013		2012		2012		2012

Investable assets:
Fixed maturities available for sale, at fair value	$9,570,583	73.8%	$9,890,425	75.3%	$9,839,988	75.4%	$9,944,186	75.2%	$9,556,326	75.0%
Fixed maturities, at fair value (1)	353,310	2.7%	364,385	2.8%	363,541	2.8%	306,424	2.3%	242,735	1.9%
Fixed maturities pledged under securities lending agreements, at fair value (2)	44,666	0.3%	89,941	0.7%	42,600	0.3%	34,769	0.3%	74,032	0.6%
Total fixed maturities	9,968,559	76.9%	10,344,751	78.8%	10,246,129	78.5%	10,285,379	77.8%	9,873,093	77.5%
Short-term investments available for sale, at fair value	1,091,032	8.4%	943,414	7.2%	722,121	5.5%	845,158	6.4%	1,087,910	8.5%
Short-term investments pledged under securities lending agreements, at fair value (2)	3,097	—%	860	—%	8,248	0.1%	—	—%	—	—%
Cash	375,119	2.9%	356,767	2.7%	371,041	2.8%	422,440	3.2%	355,392	2.8%
Equity securities available for sale, at fair value	438,038	3.4%	342,091	2.6%	312,749	2.4%	312,371	2.4%	260,864	2.0%
Equity securities, at fair value (1)	—	—%	—	—%	25,954	0.2%	28,405	0.2%	23,118	0.2%
Other investments available for sale, at fair value	569,407	4.4%	585,277	4.5%	549,280	4.2%	477,857	3.6%	381,576	3.0%
Other investments, at fair value (1)	712,374	5.5%	537,845	4.1%	527,971	4.0%	363,239	2.7%	230,990	1.8%
TALF investments, at fair value (3)	—	—%	—	—%	—	—%	270,206	2.0%	307,453	2.4%
Investments accounted for using the equity method	208,796	1.6%	219,674	1.7%	307,105	2.4%	339,587	2.6%	331,601	2.6%
Securities sold but not yet purchased (4)	—	—%	—	—%	(6,924)	(0.1)%	(8,017)	(0.1)%	(9,206)	(0.1)%
Securities transactions entered into but not settled at the balance sheet date	(405,611)	(3.1)%	(198,563)	(1.5)%	(18,540)	(0.1)%	(117,742)	(0.9)%	(106,435)	(0.8)%
Total investable assets	$12,960,811	100.0%	$13,132,116	100.0%	$13,045,134	100.0%	$13,218,883	100.0%	$12,736,356	100.0%

Investment portfolio metrics (2):
Average effective duration (in years)	3.04		2.94		3.06		2.90		3.01
Average S&P/Moody’s credit ratings (5)	AA-/Aa2		AA-/Aa2		AA-/Aa2		AA/Aa2		AA/Aa2
Imbedded book yield (6)	2.43%		2.45%		2.60%		2.80%		2.76%

(1)     Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)     This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(3)    During the 2012 fourth quarter, the Company sold all investments it held under the FRBNY’s TALF program and the related secured financing was extinguished accordingly.
(4)    Represents the Company's obligation to deliver securities that it did not own at the time of sale. Such amounts are included in “other liabilities” on the Company's balance sheet.
(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).
(6)    Calculated before investment expenses.

16

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At June 30, 2013
Corporates	$2,669,652	$32,223	$(59,405)	$(27,182)	$2,696,834	99.0%	26.8%
Non-U.S. government-backed corporates	97,454	1,200	(859)	341	97,113	100.4%	1.0%
U.S. government and government agencies	975,345	8,744	(7,251)	1,493	973,852	100.2%	9.8%
Agency mortgage-backed securities	1,191,233	4,433	(37,512)	(33,079)	1,224,312	97.3%	11.9%
Non-agency mortgage-backed securities	400,974	12,441	(9,050)	3,391	397,583	100.9%	4.0%
Agency commercial mortgage-backed securities	243,372	1,203	(6,421)	(5,218)	248,590	97.9%	2.4%
Non-agency commercial mortgage-backed securities	595,099	14,484	(6,919)	7,565	587,534	101.3%	6.0%
Municipal bonds	1,507,924	35,880	(14,222)	21,658	1,486,266	101.5%	15.1%
Non-U.S. government securities	1,062,323	9,671	(27,927)	(18,256)	1,080,579	98.3%	10.7%
Asset-backed securities	1,225,183	17,677	(17,948)	(271)	1,225,454	100.0%	12.3%
Total	$9,968,559	$137,956	$(187,514)	$(49,558)	$10,018,117	99.5%	100.0%

At December 31, 2012
Corporates	$2,884,687	$98,248	$(6,643)	$91,605	$2,793,082	103.3%	28.2%
Non-U.S. government-backed corporates	247,958	7,550	(67)	7,483	240,475	103.1%	2.4%
U.S. government and government agencies	1,131,688	20,178	(1,095)	19,083	1,112,605	101.7%	11.0%
Agency mortgage-backed securities	1,195,793	10,989	(3,719)	7,270	1,188,523	100.6%	11.7%
Non-agency mortgage-backed securities	336,943	13,820	(3,765)	10,055	326,888	103.1%	3.3%
Agency commercial mortgage-backed securities	195,731	4,910	(2,308)	2,602	193,129	101.3%	1.9%
Non-agency commercial mortgage-backed securities	628,434	32,604	(2,160)	30,444	597,990	105.1%	6.1%
Municipal bonds	1,463,586	62,322	(1,421)	60,901	1,402,685	104.3%	14.3%
Non-U.S. government securities	1,087,310	33,701	(8,860)	24,841	1,062,469	102.3%	10.6%
Asset-backed securities	1,073,999	25,528	(5,838)	19,690	1,054,309	101.9%	10.5%
Total	$10,246,129	$309,850	$(35,876)	$273,974	$9,972,155	102.7%	100.0%

17

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2013		2013		2012		2012		2012

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,409,950	24.2%	$2,738,110	26.5%	$2,523,212	24.6%	$2,837,828	27.6%	$3,043,908	30.8%
AAA	3,112,835	31.2%	3,211,404	31.0%	3,413,431	33.3%	3,388,660	32.9%	3,325,996	33.7%
AA	1,921,194	19.3%	1,747,704	16.9%	1,563,846	15.3%	1,770,851	17.2%	1,505,032	15.2%
A	1,392,488	14.0%	1,389,885	13.4%	1,501,156	14.7%	1,158,492	11.3%	1,028,772	10.4%
BBB	414,100	4.2%	432,799	4.2%	538,140	5.3%	503,890	4.9%	428,200	4.3%
BB	144,527	1.4%	243,319	2.4%	174,527	1.7%	157,183	1.5%	152,982	1.5%
B	186,477	1.9%	200,515	1.9%	220,772	2.2%	203,416	2.0%	175,613	1.8%
Lower than B	243,694	2.4%	221,488	2.1%	175,866	1.7%	143,518	1.4%	116,846	1.2%
Not rated	143,294	1.4%	159,527	1.5%	135,179	1.3%	121,541	1.2%	95,744	1.0%
Total fixed maturities, at fair value	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%	$9,873,093	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$332,687	3.3%	$443,515	4.3%	$472,107	4.6%	$509,898	5.0%	$500,152	5.1%
Due after one year through five years	3,578,434	35.9%	3,922,607	37.9%	4,102,503	40.0%	3,633,607	35.3%	3,594,836	36.4%
Due after five years through ten years	2,150,804	21.6%	1,937,761	18.7%	2,042,211	19.9%	2,285,714	22.2%	2,258,783	22.9%
Due after 10 years	250,773	2.5%	321,588	3.1%	198,408	1.9%	322,866	3.1%	317,717	3.2%
	6,312,698	63.3%	6,625,471	64.0%	6,815,229	66.5%	6,752,085	65.6%	6,671,488	67.6%
Mortgage-backed securities	1,592,207	16.0%	1,704,813	16.5%	1,532,736	15.0%	1,873,874	18.2%	1,670,108	16.9%
Commercial mortgage-backed securities	838,471	8.4%	867,856	8.4%	824,165	8.0%	824,162	8.0%	961,326	9.7%
Asset-backed securities	1,225,183	12.3%	1,146,611	11.1%	1,073,999	10.5%	835,258	8.1%	570,171	5.8%
Total fixed maturities, at fair value	$9,968,559	100.0%	$10,344,751	100.0%	$10,246,129	100.0%	$10,285,379	100.0%	$9,873,093	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

18

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company's corporate bonds by sector, excluding guaranteed amounts:

(U.S. Dollars in thousands)	June 30,		March 31,		December 31,		September 30,		June 30,
	2013		2013		2012		2012		2012

Sector:
Industrials	$1,514,470	56.7%	$1,489,748	54.6%	$1,543,605	53.5%	$1,375,345	50.9%	$1,237,027	50.1%
Financials	652,194	24.4%	846,627	31.0%	983,276	34.1%	988,052	36.6%	890,529	36.1%
Covered bonds	296,250	11.1%	194,359	7.1%	168,404	5.8%	154,919	5.7%	156,668	6.3%
Utilities	143,952	5.4%	99,939	3.7%	104,441	3.6%	98,926	3.7%	99,050	4.0%
All other (1)	62,786	2.4%	98,566	3.6%	84,961	2.9%	82,350	3.1%	83,943	3.4%
Total fixed maturities, at fair value	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%	$2,467,217	100.0%

Credit quality distribution (2):
AAA	$467,144	17.5%	$506,102	18.5%	$525,917	18.2%	$615,869	22.8%	$602,606	24.4%
AA	576,135	21.6%	427,532	15.7%	438,880	15.2%	414,503	15.4%	361,201	14.6%
A	854,959	32.0%	920,005	33.7%	1,005,942	34.9%	802,275	29.7%	750,155	30.4%
BBB	330,149	12.4%	330,641	12.1%	427,386	14.8%	414,498	15.4%	360,736	14.6%
BB	112,291	4.2%	209,957	7.7%	142,309	4.9%	131,004	4.9%	124,886	5.1%
B	171,000	6.4%	174,286	6.4%	199,823	6.9%	181,306	6.7%	156,240	6.3%
Lower than B	38,450	1.4%	28,266	1.0%	29,339	1.0%	25,044	0.9%	19,581	0.8%
Not rated	119,524	4.5%	132,450	4.9%	115,091	4.0%	115,093	4.3%	91,812	3.7%
Total fixed maturities, at fair value	$2,669,652	100.0%	$2,729,239	100.0%	$2,884,687	100.0%	$2,699,592	100.0%	$2,467,217	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2013, excluding guaranteed amounts and covered bonds:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
Apple Inc.	$66,797	2.5%	0.5%	AA+/Aa1
General Electric Co.	62,071	2.3%	0.5%	AA+/A1
Crown Castle Int'l Corp.	36,905	1.4%	0.3%	NR/A2
Caterpillar Inc.	35,719	1.3%	0.3%	A/A2
Chevron Corp.	34,827	1.3%	0.3%	AA/Aa1
Merck & Co Inc.	33,166	1.2%	0.3%	AA/A2
HSBC Holdings PLC	32,246	1.2%	0.2%	AA-/Aa3
United Parcel Service Inc.	31,041	1.2%	0.2%	A+/Aa3
International Business Machines Corp	30,417	1.1%	0.2%	AA-/Aa3
Anheuser-Busch Inbev NV	29,997	1.1%	0.2%	A/A3
Total	$393,186	14.7%	3.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

19

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Mortgage Backed and Commercial Mortgage Backed Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at June 30, 2013, excluding amounts guaranteed by the U.S. government:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$1,882	AA-	$1,978	105.1%	—%
	2004	6,311	BB	6,041	95.7%	—%
	2005	46,699	CCC+	49,021	105.0%	0.4%
	2006	75,712	CCC	78,361	103.5%	0.6%
	2007	70,431	C	73,985	105.0%	0.6%
	2008	5,674	CC+	5,883	103.7%	—%
	2009	1,798	AA-	1,841	102.4%	—%
	2010	22,423	AA	22,679	101.1%	0.2%
	2012	50,600	AA+	50,664	100.1%	0.4%
	2013	116,053	AAA	110,521	95.2%	0.9%
Total non-agency MBS		$397,583	BB+	$400,974	100.9%	3.1%

Non-agency CMBS:	2004	$792	AAA	$738	93.2%	—%
	2005	30,090	AAA	29,883	99.3%	0.2%
	2006	18,907	AA+	18,840	99.6%	0.1%
	2007	28,233	A-	29,756	105.4%	0.2%
	2008	295	AA+	310	105.1%	—%
	2009	224	AAA	223	99.6%	—%
	2010	114,220	AAA	120,122	105.2%	0.9%
	2011	133,952	AAA	140,248	104.7%	1.1%
	2012	145,731	AA+	143,664	98.6%	1.1%
	2013	115,090	AAA	111,315	96.7%	0.9%
Total non-agency CMBS		$587,534	AA+	$595,099	101.3%	4.6%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)
Wtd. average loan age (months)	88	62	31
Wtd. average life (months) (2)	23	53	51
Wtd. average loan-to-value % (3)	69.3%	68.1%	60.9%
Total delinquencies (4)	20.8%	16.0%	1.3%
Current credit support % (5)	53.0%	7.1%	29.5%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at June 30, 2013. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 26% to 91%, while the range of loan-to-values on CMBS is 7% to 112%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

20

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Asset Backed Securities

The following table provides information on the Company’s asset-backed securities (ABS) at June 30, 2013:

(U.S. Dollars in thousands)		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Equipment (1)	$343,398	A+	$336,245	97.9%	2.6%
Credit cards (2)	269,105	AAA	267,954	99.6%	2.1%
Loans (3)	213,521	AA+	213,447	100.0%	1.6%
Autos (4)	146,915	AAA	145,780	99.2%	1.1%
Rate reduction bonds (5)	72,794	AAA	74,604	102.5%	0.6%
U.K. securitized (6)	38,589	AAA	39,083	101.3%	0.3%
Commodities (7)	23,000	AA+	23,450	102.0%	0.2%
Home equity (8)	20,298	CCC+	26,832	132.2%	0.2%
Other	97,834	AA+	97,788	100.0%	0.8%
Total ABS	$1,225,454	AA	$1,225,183	100.0%	9.5%

The effective duration of the total ABS was 2.1 years at June 30, 2013.

(1)      The weighted average credit support % on credit cards is 4%.
(2)      The weighted average credit support % on equipment is 16%.
(3)      The weighted average credit support % on loans is 47%.
(4)      The weighted average credit support % on autos is 29%.
(5)      The weighted average credit support % on rate reduction bonds is 5%.
(6)      The weighted average credit support % on U.K. securitized is 20%.
(7)      The weighted average credit support % on commodities is 7%.
(8)      The weighted average credit support % on home equity is 19%.

The Company’s investment portfolio included $51.1 million par in sub-prime securities at June 30, 2013, with an estimated fair value of $27.9 million and an average credit quality of “B/Caa1.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6.3 million estimated fair value of sub-prime securities with an average credit quality of “Ca/CCC-.”

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at June 30, 2013:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$23,720	5.5%	0.2%
Term loan investments (1)	408,445	94.5%	3.2%
Total	$432,165	100.0%	3.3%

Currency:
U.S.-denominated	$334,028	77.3%	2.6%
Euro-denominated	98,137	22.7%	0.8%
Total	$432,165	100.0%	3.3%

Sector:
Consumer cyclical	$115,507	26.7%	0.9%
Consumer non-cyclical	88,016	20.4%	0.7%
Industrials	76,804	17.8%	0.6%
Media	49,917	11.6%	0.4%
Basic materials	34,049	7.9%	0.3%
Utilities	23,417	5.4%	0.2%
All other	44,455	10.2%	0.3%
Total	$432,165	100.0%	3.3%

Weighted average rating factor (Moody's)	B2

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

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Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at June 30, 2013:

(U.S. Dollars in thousands)		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total

Country (1):
Finland	$132,593	$—	$—	$—	$—	$789	$133,382
Netherlands	10,489	263	36,686	—	5,803	7,741	60,982
Germany	24,477	—	4,196	10,039	8,935	7,263	54,910
France	—	5,524	3,495	—	5,719	12,677	27,415
Supranational (5)	26,475	—	—	—	—	—	26,475
Luxembourg	—	—	15,249	—	5,044	399	20,692
Ireland	1,621	627	8,242	—	—	1,484	11,974
Austria	—	3,467	470	—	—	—	3,937
Spain	—	—	—	534	3,244	—	3,778
Italy	827	—	—	—	594	—	1,421
Belgium	—	—	—	—	—	770	770
Cyprus	—	—	360	—	—	—	360
Total	$196,482	$9,881	$68,698	$10,573	$29,339	$31,123	$346,096

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at June 30, 2013.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)	Included in “term loan investments” in the Bank Loan Investments table.

(5)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

23

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. The loss on repurchase of preferred shares related to the redemption of the Company's Series A and B preferred shares in April 2012 and had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and loss on repurchase of preferred shares from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

24

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation

The following table provides a reconciliation of after-tax operating income (loss) available to common shareholders to net income available to common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$135,021	$158,748	$(24,667)	$120,247	$141,400	$113,660	$293,769	$255,060
Net realized gains, net of tax	13,779	54,923	51,031	58,904	33,275	40,873	68,702	74,148
Net impairment losses recognized in earnings, net of tax	(724)	(2,246)	(6,035)	(2,379)	(1,951)	(1,023)	(2,970)	(2,974)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	10,941	13,823	16,567	24,330	7,787	24,826	24,764	32,613
Net foreign exchange gains (losses), net of tax	12,438	25,744	(23,164)	(16,930)	32,108	(20,541)	38,182	11,567
Loss on repurchase of preferred shares, net of tax	—	—	—	—	(10,612)	—	—	(10,612)
Net income available to common shareholders	$171,455	$250,992	$13,732	$184,172	$202,007	$157,795	$422,447	$359,802

Diluted per common share results:
After-tax operating income (loss) available to common shareholders	$0.99	$1.17	$(0.18)	$0.87	$1.02	$0.82	$2.17	$1.85
Net realized gains, net of tax	$0.10	$0.41	$0.37	$0.42	$0.24	$0.30	$0.51	$0.54
Net impairment losses recognized in earnings, net of tax	$—	$(0.02)	$(0.04)	$(0.02)	$(0.01)	$(0.01)	$(0.02)	$(0.02)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	$0.08	$0.10	$0.12	$0.18	$0.06	$0.18	$0.18	$0.24
Net foreign exchange gains (losses), net of tax	$0.09	$0.19	$(0.17)	$(0.12)	$0.23	$(0.15)	$0.28	$0.08
Loss on repurchase of preferred shares, net of tax	$—	$—	$—	$—	$(0.08)	$—	$—	$(0.08)
Net income available to common shareholders	$1.26	$1.85	$0.10	$1.33	$1.46	$1.14	$3.11	$2.61

Weighted average common shares and common share equivalents outstanding — diluted	135,849,050	135,409,288	138,270,853	138,696,934	138,211,736	137,814,906	135,624,226	138,017,490

25

Arch Capital Group Ltd. and Subsidiaries
Share Repurchase Activity

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended									Cumulative
	June 30,		March 31,		December 31,		September 30,	June 30,	March 31,	June 30,
	2013		2013		2012		2012	2012	2012	2013

Effect of share repurchases:
Aggregate cost of shares repurchased	$15,499		$40,964		$172,056		$—	$—	$—	$2,786,552
Shares repurchased	307,659		930,759		3,924,306		—	—	—	109,920,942
Average price per share repurchased	$50.37		$44.01		$43.84		$—	$—	$—	$25.35

Average book value per common share (1)	$37.23		$36.93		$36.49		$35.62	$33.89	$32.55

Average repurchase price-to-book multiple	1.35	x	1.19	x	1.20	x	—	—	—

Remaining share repurchase authorization (2)	$713,448

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2014. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

26

Arch Capital Group Ltd. and Subsidiaries
Annualized Operating Return on Average Common Equity

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended						Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
	2013	2013	2012	2012	2012	2012	2013	2012

After-tax operating income (loss) available to common shareholders	$135,021	$158,748	$(24,667)	$120,247	$141,400	$113,660	$293,769	$255,060
Annualized after-tax operating income (loss) available to common shareholders (a)	$540,084	$634,992	$(98,668)	$480,988	$565,600	$454,640	$587,538	$510,120

Beginning common shareholders’ equity	$5,010,530	$4,843,878	$5,023,794	$4,695,316	$4,514,456	$4,267,074	$4,843,878	$4,267,074
Ending common shareholders’ equity	4,909,318	5,010,530	4,843,878	5,023,794	4,695,316	4,514,456	4,909,318	4,695,316
Average common shareholders’ equity (b)	$4,959,924	$4,927,204	$4,933,836	$4,859,555	$4,604,886	$4,390,765	$4,876,598	$4,481,195

Annualized operating return on average common equity (a)/(b)	10.9%	12.9%	(2.0)%	9.9%	12.3%	10.4%	12.0%	11.4%

27

Arch Capital Group Ltd. and Subsidiaries
Capital Structure

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2013	2012	2012	2012	2012

Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%)	$—	$—	$—	$—	$—	$200,000
Series B non-cumulative preferred shares (7.875%)	—	—	—	—	—	125,000
Series C non-cumulative preferred shares (6.75%)	325,000	325,000	325,000	325,000	325,000	—
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,909,318	5,010,530	4,843,878	5,023,794	4,695,316	4,514,456
Total shareholders’ equity	$5,234,318	$5,335,530	$5,168,878	$5,348,794	$5,020,316	$4,839,456

Total capital	$5,634,318	$5,735,530	$5,568,878	$5,748,794	$5,420,316	$5,239,456

Common shares outstanding, net of treasury shares (b)	133,416,419	133,063,225	133,842,613	136,540,178	136,291,652	135,441,687

Book value per common share (1) (a)/(b)	$36.80	$37.66	$36.19	$36.79	$34.45	$33.33

Leverage ratios:
Senior notes/total capital	5.3%	5.2%	5.4%	5.2%	5.5%	5.7%
Revolving credit agreement borrowings/total capital	1.8%	1.7%	1.8%	1.7%	1.8%	1.9%
Debt/total capital	7.1%	7.0%	7.2%	7.0%	7.4%	7.6%
Preferred/total capital	5.8%	5.7%	5.8%	5.7%	6.0%	6.2%
Debt and preferred/total capital	12.9%	12.6%	13.0%	12.6%	13.4%	13.8%

(1)	Excludes the effects of stock options and restricted stock units outstanding.

28